UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 7, 2025

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.x☐

Explanatory Note
On November 7, 2025, Ranger Energy Services, Inc. (the “Company”), together with certain of its subsidiaries, consummated the transactions contemplated by that certain Membership Interest Purchase Agreement, by and between the Company and American Well Holdings, LLC, dated November 7, 2025, pursuant to which the Company acquired 100% of the ownership interests of American Well Intermediate Holdings, LLC, a Texas limited liability company (“AW Intermediate”), which is the sole owner of 100% of the ownership interests of American Well Services, LLC, a Texas limited liability company (collectively with AWS Intermediate, “AWS” and the acquisition, the “AWS Acquisition”), which operates a fleet of high specification rigs and complimentary supporting equipment primarily within the Permian Basin, as previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 10, 2025 (the “Original Ranger Form 8-K”).
This Amendment No. 1 to the Original Form 8-K (this “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Except as described above, no other modifications to the Original Ranger Form 8-K are being made by this Amendment. This Amendment should be read in conjunction with the Original Ranger Form 8-K, which provides a more complete description of the AWS Acquisition.
The pro forma financial information included as Exhibit 99.3 to this Amendment has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the AWS Acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the AWS Acquisition.

Item 9.01    Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
•Audited consolidated financial statements of AWS as of and for the year ended December 31, 2024, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto; and
•Unaudited interim condensed consolidated financial statements of AWS as of September 30, 2025 and for the nine months ended September 30, 2025, and the related notes to the condensed consolidated financial statements, attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information
The following unaudited condensed combined pro forma financial information of the Company, giving effect to the AWS Acquisition, attached as Exhibit 99.3 hereto;

•Unaudited condensed combined pro forma Balance Sheet as of September 30, 2025;
•Unaudited condensed combined pro forma Statements of Operations for the year ended December 31, 2024 and the nine months ended September 30, 2025; and
•Notes to the unaudited condensed combined pro forma financial statements.

Exhibit No.	Description
23.1	Consent of Weaver and Tidwell, L.L.P.
99.1	Audited Consolidated Financial Statements of American Well Intermediate Holdings, LLC as of and for the year ended December 31, 2024
99.2	Unaudited Interim Condensed Consolidated Financial Statements of American Well Intermediate Holdings, LLC as of and for the nine months ended September 30, 2025
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024 and for the nine months ended September 30, 2025 giving effect to the acquisition of American Well Intermediate Holdings, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Melissa Cougle	January 20, 2026
Melissa Cougle	Date
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)